UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 5, 2005

MICROS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-09993	52-1101488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7031 Columbia Gateway Drive, Columbia, Maryland	21046-2289
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:     443-285-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On January 5, 2005, MICROS Systems, Inc., issued a press release to announce that its Board of Directors had approved a two-for-one split of the Company’s common stock, executed in the form of a stock dividend of one share for each share held.  A copy of the press release is furnished as Exhibit 99 to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROS Systems, Inc.

By:	/s/ Gary C. Kaufman
	Name:	Gary C. Kaufman
	Title:	Executive Vice-President, Finance and Administration, and Chief Financial Officer

Date:  January 5, 2005

EXHIBIT INDEX:

99 — Press Release